Exhibit 99.1

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Annual Portfolio Overview

2014

Table of Contents

Introduction to Annual Portfolio Overview	1

Investment During the Quarter	1

Dispositions During the Quarter	1

Disposition Following the Quarter	2

Portfolio Overview	2

10% Status Report	6

Revolving Line of Credit	6

Performance Analysis	6

Transactions with Related Parties	8

Financial Statements	10

Forward Looking Statements	14

Additional Information	14

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

As of May 31, 2015

Introduction to Annual Portfolio Overview

We are pleased to present ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.’s (the “Fund”) Annual Portfolio Overview for the year ended December 31, 2014.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 14, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $257,646,987 commencing with its initial offering on May 18, 2009 through the closing of the offering on May 18, 2011. During our operating period, we will invest our offering proceeds and cash generated from operations in Capital Assets. Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investment During the Quarter

The Fund made the following investment during the quarter ended December 31, 2014:

NARL Marketing Inc. Investment Date: Structure: Maturity Date: Facility Amount: Fund Participation:	11/13/2014 Loan 11/13/2017 $15,000,000 $3,000,000	Collateral:	A network of bulk fuel storage terminals, convenience store type gas stations including related fuel pumps, storage tanks and real estate.

Dispositions During the Quarter

The Fund made the following investments during the quarter ended December 31, 2014:

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Disposition Date:	12/30/2014
The Fund's Investment:	$2,000,000
Total Proceeds Received:	$2,652,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Dispositions During the Quarter (continued)

Heniff Transportation Systems, LLC
Structure:	Loan	Collateral:	Tractor, stainless steel tank trailers and related equipment.
Disposition Date:	12/30/2014
The Fund's Investment:	$4,800,000
Total Proceeds Received:	$6,016,000

Disposition Following the Quarter

The Fund made the following disposition after the quarter ended December 31, 2014:

Superior Tube Company, Inc.
Structure:	Loan	Collateral:	Metal pipe and tube manufacturing equipment.
Disposition Date:	1/29/2015
The Fund's Investment:	$12,410,000
Total Proceeds Received:	$16,086,000

Portfolio Overview

As of December 31, 2014, our portfolio consisted of the following investments:

Geden Holdings Limited
Structure:	Lease	Collateral:	A crude oil tanker and two supramax bulk carrier vessels.
Expiration Dates:	6/21/2016 9/30/2017

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/3/2021

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Coach Am Group Holdings Corp.
Structure:	Lease	Collateral:	Motor coach buses.
Expiration Date:	5/31/2015

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and services equipment.
Expiration Dates:	11/30/2016 4/30/2017

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020

Vas Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014
* As a result of certain financial difficulties, VAS was unable to repay the balance of its loan on October 6, 2014. We are currently in restructuring discussions with VAS.

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Very Large Crude Carriers.
Expiration Date:	3/29/2021

Exopack, LLC
Structure:	Lease	Collateral:	Film extrusion line and flexographic printing presses.
Expiration Dates:	7/31/2015 9/30/2015

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date:	4/3/2018

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Jurong Aromatics Corporation Pte. Ltd.
Structure: Maturity Date:	Loan 1/16/2021	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.

Cenveo Corporation
Structure: Maturity Date:	Loan 10/1/2018	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes.

Pacific Radiance Ltd.
Structure:	Lease	Collateral:	Offshore supply vessel.
Expiration Date:	6/12/2024

Técnicas Maritimas Avanzadas, S.A. de C.V.
Structure:	Loan	Collateral:	Four platform supply vessels.
Maturity Date:	8/27/2019

Geokinetics Inc.
Structure: Expiration Date:	Lease 8/31/2017	Collateral:	Land-based seismic testing equipment.

Premier Trailer Leasing, Inc.
Structure:	Loan	Collateral:	Trailers.
Maturity Date:	9/24/2020

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

NARL Marketing Inc.
Structure: Maturity Date:	Loan 11/13/2017	Collateral:	A network of bulk fuel storage terminals, convenience store-type gas stations, including related fuel pumps, storage tanks and real estate.

Sargeant Marine, Inc.
Structure:	Loan	Collateral:	Asphalt carrier vessel.
Maturity Date:	12/31/2018

Blackhawk Mining, LLC
Structure:	Lease	Collateral:	Mining equipment.
Expiration Date:	2/28/2018

Siva Global Ships Limited
Structure:	Lease	Collateral:	Two liquefied petroleum gas tanker vessels.
Expiration Dates:	3/28/2022 4/8/2022

Superior Tube Company, Inc.
Structure: Maturity Date:	Loan 10/1/2017	Collateral:	Metal pipe and tube manufacturing equipment.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

10% Status Report

As of December 31, 2014, the crude oil tanker bareboat chartered to Geden Holdings Limited and the two very large crude carriers bareboat chartered to AET, Inc. Limited were the investments in equipment that individually constituted at least 10% of the net book value of our investment portfolio. All three of the vessels are scheduled to remain on bareboat charter during the 2015 calendar year.

As of December 31, 2014, the crude oil tanker had seventeen monthly payments remaining, while the bareboat charters for the two very large crude carriers had seventy-four monthly payments remaining. To the best of our Investment Manager’s knowledge, each vessel remains seaworthy, is maintained in accordance with commercial marine standards and applicable laws and regulations of the governing shipping registry as required under each bareboat charter.

Revolving Line of Credit
The Fund entered into an agreement with California Bank & Trust (“CB&T”) for a revolving line of credit through March 31, 2015 of up to $15,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, by the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The interest rate for general advances under the Facility is CB&T’s prime rate.  We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year.  In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At December 31, 2014, there were no obligations outstanding under the Facility.

On March 31, 2015, the Facility was renewed for another 26 months expiring May 31, 2017 and our line of credit was revised to $12,500,000.

Performance Analysis

Capital Invested as of December 31, 2014	$307,953,464
Leverage Ratio	0.99:1*
% of Receivables Collected in the Quarter Ended December 31, 2014	55.7%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of May 31, 2015. The uncollected receivables relate to our investment with VAS Aero Services, LLC. The final monthly payment and balloon payment for VAS were due at maturity. We are currently in restructuring discussions with VAS.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis (continued)

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO. CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:
Net change in cash during the period per the GAAP cash flow statement
+ distributions to partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period
= CABO

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis (continued)

Cash Available From Business Operations
for the Period January 1, 2014 through December 31, 2014

Cash balance at January 1, 2014	$9,526,625
Cash balance at December 31, 2014	$12,553,252

Net change in cash		$3,026,627

Add Back:
Distributions paid to partners from January 1, 2014 through December 31, 2014		$20,910,238

Investments made during the period
Investment in notes receivable	$10,046,538
Investment in joint ventures	9,142,768
Investment by noncontrolling interests	(21,706)
		$19,167,600

Deduct:
Repurchase of limited partnership interests		$(7,178)

Cash Available from Business Operations (CABO)		$43,111,643	1

1 Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager and CION Securities, LLC, formerly known as ICON Securities, LLC (“CION Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer manager of our offering, whereby we pay certain fees and reimbursements to these parties.  CION Securities was entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may be paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimbursed our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests are sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.

We pay or paid our Investment Manager (i) a management fee of 3.5% of the gross periodic payments due and paid from our investments and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio. Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Transactions with Related Parties (continued)

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations. Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

Our General Partner also has a 1% interest in our profit, losses, cash distributions and liquidation proceeds. We paid distributions to our General Partner of $209,102, $209,148 and $209,155 for the years ended December 31, 2014, 2013 and 2012, respectively. Additionally, our General Partner’s interest in our net (loss) income for the years ended December 31, 2014, 2013 and 2012 was ($65,511), $129,477 and $127,585, respectively.

Fees and other expenses incurred by us to our General Partner or its affiliates were as follows:

			Years Ended December 31,
Entity	Capacity	Description	2014	2013	2012
ICON Capital, LLC	Investment Manager	Acquisition fees (1)	922,917	1,550,049	3,951,374
ICON Capital, LLC	Investment Manager	Management fees (2)	2,478,049	1,908,614	3,205,434
ICON Capital, LLC	Investment Manager	Administrative expensereimbursements (2)	1,675,514	2,393,312	4,029,397
			$5,076,480	$5,851,975	$11,186,205

(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

At December 31, 2014 and 2013, we had a net payable of $826,285 and $522,643, respectively, due to our General Partner and its affiliates that primarily related to ICON Leasing Fund Twelve, LLC’s, noncontrolling interest in the AET Vessels for an expense paid in full by Fund Twelve on our behalf in which we will reimburse Fund Twelve for our proportionate share of such expense. The payable also relates to management fees and administrative expense reimbursements due to our Investment Manager.

At December 31, 2014 and 2013, we had a note receivable from a joint venture of approximately $2,609,000 and $2,575,000, respectively, and accrued interest of approximately $30,000 in both years. The accrued interest is included in other assets on our consolidated balance sheets.  For the years ended December 31, 2014, 2013 and 2012, interest income relating to the note receivable from the joint venture of $407,970, $396,770, and $404,530, respectively, was recognized and included in finance income on our consolidated statements of operations.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Balance Sheets

	December 31,
	2014	2013
Assets

Cash and cash equivalents	$12,553,252	$9,526,625
Restricted cash	7,317,126	10,860,964
Net investment in finance leases	118,005,785	133,799,368
Leased equipment at cost (less accumulated depreciation
of $41,069,511 and $44,364,515, respectively)	122,750,939	146,570,694
Net investment in notes receivable	62,731,975	89,430,862
Note receivable from joint venture	2,609,209	2,575,278
Investment in joint ventures	18,739,125	10,680,776
Other assets	3,096,488	6,833,329
Total assets	$347,803,899	$410,277,896
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$152,903,523	$185,275,365
Derivative financial instruments	5,379,474	6,281,705
Deferred revenue	2,365,892	3,253,862
Due to General Partner and affiliates, net	826,285	522,643
Accrued expenses and other liabilities	11,114,968	14,559,645
Total liabilities	172,590,142	209,893,220

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	159,293,140	186,487,068
General Partner	(713,798)	(439,185)
Total partners' equity	158,579,342	186,047,883
Noncontrolling interests	16,634,415	14,336,793
Total equity	175,213,757	200,384,676
Total liabilities and equity	$347,803,899	$410,277,896

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Operations

	Years Ended December 31,
	2014	2013	2012
Revenue:
Finance income	$13,409,240	$19,694,870	$27,572,861
Rental income	24,003,996	28,846,398	31,089,039
Income (loss) from investment in joint ventures	1,145,516	1,393,023	(18,175)
Gain on sale of assets, net	2,266,237	-	-
Other income	45,042	299,600	99,019
Total revenue	40,870,031	50,233,891	58,742,744
Expenses:
Management fees	2,478,049	1,908,614	3,205,434
Administrative expense reimbursements	1,675,514	2,393,312	4,029,397
General and administrative	2,607,943	2,693,471	2,244,418
Credit loss	15,412,805	3,430,882	2,636,066
Depreciation	11,678,140	15,369,952	17,069,071
Interest	8,894,664	10,591,319	11,353,724
Loss (gain) on derivative financial instruments	2,344,725	(1,521,687)	4,478,985
Total expenses	45,091,840	34,865,863	45,017,095
Net (loss) income	(4,221,809)	15,368,028	13,725,649
Less: net income attributable to noncontrolling interests	2,329,316	2,420,327	967,193
Net (loss) income attributable to Fund Fourteen	$(6,551,125)	$12,947,701	$12,758,456

Net (loss) income attributable to Fund Fourteen allocable to:
Limited partners	$(6,485,614)	$12,818,224	$12,630,871
General Partner	(65,511)	129,477	127,585
	$(6,551,125)	$12,947,701	$12,758,456

Weighted average number of limited partnership interests outstanding	258,764	258,812	258,829
Net (loss) income attributable to Fund Fourteen per weighted average
limited partnership interest outstanding partnership interest outstanding	$(25.06)	$49.53	$48.80

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited Partnership	Limited	General	Total Partners'	Noncontrolling	Total
	Interests	Partners	Partner	Equity	Interests	Equity
Balance, December 31, 2011	258,832	$202,492,816	$(277,944)	$202,214,872	$11,661,760	$213,876,632

Net income	-	12,630,871	127,585	12,758,456	967,193	13,725,649
Repurchase of limited partnership
interests	(5)	(4,486)	-	(4,486)	-	(4,486)
Distributions	-	(20,706,372)	(209,155)	(20,915,527)	(750,746)	(21,666,273)
Investment by noncontrolling interests	-	-	-	-	2,683,745	2,683,745
Exchange of noncontrolling
interests in joint venture	-	-	-	-	(2,546,245)	(2,546,245)
Balance, December 31, 2012	258,827	194,412,829	(359,514)	194,053,315	12,015,707	206,069,022

Net income	-	12,818,224	129,477	12,947,701	2,420,327	15,368,028
Repurchase of limited partnership
interests	(55)	(38,340)	-	(38,340)	-	(38,340)
Distributions	-	(20,705,645)	(209,148)	(20,914,793)	(99,241)	(21,014,034)
Balance, December 31, 2013	258,772	186,487,068	(439,185)	186,047,883	14,336,793	200,384,676

Net (loss) income	-	(6,485,614)	(65,511)	(6,551,125)	2,329,316	(4,221,809)
Repurchase of limited partnership
interests	(11)	(7,178)	-	(7,178)	-	(7,178)
Distributions	-	(20,701,136)	(209,102)	(20,910,238)	(53,400)	(20,963,638)
Investment by noncontrolling interests	-	-	-	-	21,706	21,706
Balance, December 31, 2014	258,761	$159,293,140	$(713,798)	$158,579,342	$16,634,415	$175,213,757

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2014	2013	2012
Cash flows from operating activities:
Net (loss) income	$(4,221,809)	$15,368,028	$13,725,649
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Finance income, net of costs and fees	(2,977,149)	(1,468,870)	(477,426)
(Income) loss from investment in joint ventures	(1,145,516)	(1,393,023)	18,175
Net gain on sale of assets	(2,266,237)	-	-
Depreciation	11,678,140	15,369,952	17,069,071
Credit loss	15,412,805	3,430,882	2,636,066
Interest expense from amortization of debt financing costs	403,207	858,340	975,887
Interest expense, other	426,000	407,403	385,349
Other income	-	-	(17,544)
(Gain) loss on derivative financial instruments	(855,915)	(5,120,897)	731,806
Changes in operating assets and liabilities:
Restricted cash	3,543,838	(4,022,358)	(4,338,606)
Other assets, net	3,279,087	(780,503)	(1,879,630)
Accrued expenses and other liabilities	(3,870,677)	2,623,356	1,724,637
Deferred revenue	(862,071)	(142,253)	199,370
Due to General Partner and affiliates	303,642	494,026	(369,849)
Distributions from joint ventures	1,318,320	1,084,088	-
Net cash provided by operating activities	20,165,665	26,708,171	30,382,955
Cash flows from investing activities:
Proceeds from sale of equipment	16,599,540	641,942	2,043,031
Principal received on finance leases	835,975	5,334,418	5,836,609
Investment in joint ventures	(9,142,768)	(7,977,988)	(4,797,315)
Distributions received from joint ventures in excess of profits	911,615	3,174,402	240,221
Investment in notes receivable	(10,046,538)	(16,640,437)	(64,095,652)
Principal and sale proceeds received on notes receivable	37,024,090	16,003,892	39,698,516
Net cash provided by (used in) investing activities	36,181,914	536,229	(21,074,590)
Cash flows from financing activities:
Proceeds from non-recourse long-term debt	-	5,850,000	-
Repayment of non-recourse long-term debt	(32,371,842)	(21,234,918)	(20,385,343)
Proceeds from revolving line of credit, recourse	-	10,500,000	-
Repayment of revolving line of credit, recourse	-	(10,500,000)	-
Investment by noncontrolling interests	21,706	-	2,683,745
Distributions to noncontrolling interests	(53,400)	(99,241)	(750,746)
Distributions to partners	(20,910,238)	(20,914,793)	(20,915,527)
Repurchase of limited partnership interests	(7,178)	(38,340)	(4,486)
Net cash used in financing activities	(53,320,952)	(36,437,292)	(39,372,357)
Net increase (decrease) in cash and cash equivalents	3,026,627	(9,192,892)	(30,063,992)
Cash and cash equivalents, beginning of year	9,526,625	18,719,517	48,783,509
Cash and cash equivalents, end of year	$12,553,252	$9,526,625	$18,719,517

Supplemental disclosure of cash flow information:
Cash paid for interest	$9,005,223	$10,086,182	$11,814,779
Supplemental disclosure of non-cash investing and financing activities:
Exchange of net investment in note receivable for noncontrolling interest in
investment in joint venture	$-	$-	$2,546,245

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Dispositions During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or
•	Visiting www.sec.gov, or
•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.